INVESTOR PRESENTATION May 2023 Civic Lofts – Denver, CO

centerspacehomes.com 2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value- add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2022. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE

COMPANY OVERVIEW



Differentiated
Multifamily Market Exposure

13,497
Apartments owned and operated

Key Indices
S&P SmallCap 600
MSCI US REIT
Russell 2000

NYSE: CSR

$2.0 Billion(1)
Total capitalization

RESULTS
INNOVATION
SERVICE
ENGAGEMENT

RISE is Centerspace's commitment to Results, Innovation, Service, and Engagement. It is how we monitor and measure our performance in our quest to provide a great home - for our residents, our team, and our investors.

centerspacehomes.com

(1) *See page 7 for breakdown*

3

centerspacehomes.com 4 Q1 2023 -------------------2023 Guidance Range-------------------- Actual Low Mid-Point High Revenue 10.5% 6.00% 7.00% 8.00% Expenses 9.9% 4.75% 5.50% 6.25% NOI 11.0% 7.00% 8.00% 9.00% Earnings $2.76 $2.73 $3.18 $3.62 FFO $0.89 $4.03 $4.18 $4.33 Core FFO $1.07 $4.27 $4.42 $4.56  Same-store capital expenditures of $1,100 per home to $1,150 per home  Value-add expenditures of $24.5 million to $27.5 million  Disposition proceeds of $155 million to $165 million Same-Store Growth Per Share Other Key Assumptions RESULTS – 2023 FINANCIAL OUTLOOK

centerspacehomes.com 5 SAME STORE LEASING -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% $ 1,150 $ 1,200 $ 1,250 $ 1,300 $ 1,350 $ 1,400 $ 1,450 $ 1,500 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Avg Rent Occupied Units New % Change Renewal % Change Blended % Change Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Apr 2023 Occupancy 94.5% 95.2% 94.1% 94.5% 94.8% 94.8% Expirations 20.1% 33.6% 34.6% 15.2% 19.6% 3.9% RESULTS – PORTFOLIO STABILITY AND RESILIENCY Centerspace has grown average rents even in volatile economic times

centerspacehomes.com 6 -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% Q1 2023 Rental Rate Growth New Lease Rents Renewal Rents Market % of NOI Contribution Minneapolis, MN 34.4% Denver, CO 23.7% North Dakota 13.8% Rochester, MN 9.3% Other Mountain West 9.0% Omaha, NE 5.3% St. Cloud, MN 4.5% Total 100.0% Palisades Apartments – Roseville, Minnesota RESULTS – NOI COMPOSITION AND RENTAL RATE GROWTH Note: NOI Contribution is for Q1 2023. Rental rate growth is Q1 2023 compared to Q4 2022. Blended Rents 4.6% 2.1% 6.6% 5.8% 2.9% 3.5% 2.4% 3.9%

centerspacehomes.com 7 Common Equity 49% Secured Debt 23% Unsecured Debt 22% Series C Preferred 5% Series D Preferred 1% *Share price $54.63 as of 3/31/2023 Large Permanent Capital Base ($2.0B Total Capitalization) $0.9B Total Debt $1.0B Common Equity $110M Preferred Equity % of Total Maturing 2.4% 0.4% 18.5% 5.6% 5.5% 12.6% 11.4% 9.2% 21.4% 2.7% 8.6% 1.6% Weighted Average Interest Rate 4.1% 7.2% 5.5% 3.7% 3.5% 3.1% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% Low Maturities through 2025 Most Recent Quarter Wtd Avg Int Rate 3.71% & Wtd Avg Maturity 6.06 Year (in thousands, except percentages) (1) Net debt is the total outstanding debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Measures section in the Appendix. (2) Subsequent to quarter end, we received approximately $48M of sale proceeds and closed on a $90M fixed rate financing both of which were used to paydown the outstanding balances on our variable rate line of credit. RESULTS – BALANCE SHEET POSITIONED FOR GROWTH $22,560 $31,066 $51,648 $50,623 $65,939 $29,841 $147,664 $78,850 $3,969 $139,500 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Mortgage LOC Private Placement Pro forma May 2023 Wtd Avg Int Rate 3.53% & Wtd Avg Maturity 7.17 Year (2) Approx. $120M LOC paid off after quarter end 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2019 2020 2021 2022 2023 Quarterly Net Debt / Annualized Trailing EBITDA(1) 4-Quarter Moving Average Most Recent Quarter Pro forma May 2023

centerspacehomes.com 8 STABLE UNDERLYING PORFOLIO = CONSISTENT EARNINGSRESULTS – STABLE UNDE LYING PORTFOLIO AND CONSISTE T EARNINGS Differentiated and low supply exposure markets insulate portfolio from broader economic and multifamily fundamental weakness 9.1% 1.6% 5.6% 11.0% 2019 2020 2021 2022 Core FFO per Share Growth Centerspace is one of four public multifamily companies to grow Core FFO per share annually since 2019

centerspacehomes.com 9  Acquired 33 communities in our target markets for $1.4 billion including through unique deal structuring which has provided a competitive advantage in transaction market  $500 million in non-core dispositions as we reduce our exposure to less efficient communities in lower-growth markets 2017 Today(1) Communities 100 75 Homes 13,212 13,497 Homes per Community 132 180 Average Monthly Rent $980 $1,470 % of NOI in 50 Largest MSAs 13% 58% INNOVATION – PORTFOLIO IMPROVEMENT SINCE 2017 % of NOI by Market – March 2023 vs 2017 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2023 2017 (1) Q1 2023 multifamily only excluding dispositions $877,950 $435,880 $92,882 Acquisition Structure ($ in thousands) Cash OP Unit Development Improvement since 2017 driven by disciplined capital allocation and creative deal structuring While a similar portfolio home count, investment and disposition activity has resulted in a more efficient and higher quality portfolio

centerspacehomes.com 10 INNOVATION – ADVANCING PORTFOLIO CONSTRUCTION THOUGH DISPOSITIONS  Average capitalization rate of the 2023 dispositions was 5.9%, while the implied capitalization rate for the portfolio is 7.6% based upon the common stock closing price at 3/31/2023 ($54.63 per share)  Proceeds from 2023 dispositions were used to restore capacity on our line of credit while also reducing exposure to floating rate debt  2023 Company guidance includes projected further non-core dispositions to enhance portfolio quality and leverage main street v. wall street valuation Metric (1) Pre-2023 Dispositions 2023 Dispositions Post 2023 Dispositions Avg. Monthly Rent / Home $1,417 $1,002 $1,465 Avg. Monthly Rev. / Occupied Home $1,562 $1,121 $1,613 Communities 84 9 75 Homes 15,065 1,567 13,497 Homes / Community 179 174 180 Avg Age (Years) 28 48 25 Gross Margin 72.4% 58.2% 73.6% NOI Margin 56.8% 38.8% 58.3% EBITDA Margin 48.4% 36.8% 49.2% (1) Multifamily only except for EBITDA margin, using 2022 Q4 data Recent sales of lower rent, inefficient non-core communities strengthens portfolio quality

centerspacehomes.com 11  7 CSR communities, 2,104 homes, entered Denver 4Q 2017 and achieved critical mass  19th largest MSA, 3.0M population  21 Fortune 1,000 companies headquartered in Colorado  Diversified economy with large presence of aviation/aerospace, healthcare, telecommunications and tech employers  $90,716 median household income is 30% higher than the United States median  804,200 forecasted job additions between 2020-2050 (+37%) CSR HIGHLIGHTS 43% 57% Location By NOI Urban Suburban 100% Asset Class Class A MARKET HIGHLIGHTS Lyra: 215-home community in Centennial; 2022 built in Denver’s SE Business Corridor INNOVATION – GROWTH IN DENVER CSR Portfolio NOI % 23.7% CSR Denver Portfolio Average Rent $1,934 CSR YTD Average Annual Income $127,335 CSR YTD Rent-to- Income Ratio 22.5% CSR 1Q 2023 Denver Portfolio Occupancy % 95.5% Median Home Value $594,624 Unemployment Rate 3.2%

centerspacehomes.com 12  29 CSR communities, 4,916 homes, scaled portfolio with opportunities in operating partnership unit transactions, mezzanine financing and development participation, and capital recycling  16th largest MSA, 3.7M population  15 Fortune 500 companies headquartered  Diversified economy with large presence of healthcare, finance, food production and retail employers  $87,433 median household income is 25% higher than the United States median  493,000 forecasted job additions between 2020-2050 (+31%) MARKET HIGHLIGHTS CSR HIGHLIGHTS 10% 33%57% Location By NOI Urban Core Inner Ring Outer Ring 40% 60% Asset Class Class A Class B Noko: 130-home community built in 2021 with 24k SF grocer adjacent to Lake Nokomis INNOVATION – COMPETITIVE ADVANTAGE IN MINNEAPOLIS CSR Portfolio NOI % 34.4% CSR Minneapolis Portfolio Average Rent $1,479 CSR YTD Average Annual Income $96,386 CSR YTD Rent-to- Income Ratio 22.7% CSR 1Q 2023 Minneapolis Portfolio Occupancy % 94.9% Median Home Value $357,511 Unemployment Rate 3.2%

INNOVATION – PROVIDING DIFFERENTIATED EXPOSURE

Portfolio hallmarks include low unemployment rates, affordability of rents, resident financial strength, and diversified economies

Region	% of NOI (1)	Population	Market Homes	Median Household Income	Unemployment Rate	3-Month Avg Job Growth	Median Home Value	Trailing 12-Month Deliveries (4)	Market Vacancy (4)	YoY Market Rent Growth (4)	Homes Under Construction / % of Stock (4)	Centerspace YTD Avg Annual Income (5)	Centerspace YTD Rent-To-Income Ratio (5)
Minneapolis, MN	34.4%	3,690,512	262,330	$87,433	3.2%	1.8%	357,511	9,841	7.3%	1.7%	15,869 / 6.0%	$96,386	22.7%
Denver, CO	23.7%	2,972,566	280,536	$90,716	3.2%	1.4%	594,624	8,930	7.3%	2.1%	30,061 / 10.7%	$127,335	22.5%
North Dakota (2)	13.8%	314,465	23,569	$66,838	2.8%	1.9%	263,664	52	4.9%	5.2%	165 / 0.7%	$88,891	21.5%
Rochester, MN	9.3%	227,151	9,956	$80,434	3.1%	2.4%	297,539	0	4.9%	3.6%	939 / 9.4%	$125,485	22.4%
Other Mountain West (3)	9.0%	329,016	12,911	$67,725	2.4%	1.9%	353,537	1,123	7.0%	2.8%	774 / 6.0%	$82,988	22.5%
Omaha, NE	5.3%	971,637	79,070	$73,720	2.5%	0.9%	265,404	2,177	5.7%	7.2%	5,221 / 6.6%	$93,594	20.9%
St. Cloud, MN	4.5%	200,406	15,450	$65,641	4.0%	2.7%	270,680	44	2.9%	3.4%	209 / 1.4%	$88,498	21.3%

Note: Median household income, unemployment rate, 3-month avg job growth, median home value, CSR avg annual income, and CSR rent-to-income ratio are weighted by NOI contribution of metro/micro market within North Dakota and Other Mountain West. Market vacancy and rent growth are weighted by total inventory of homes in each metro/micro market. All other data is summation of each metro/micro market

Sources: US Census Bureau, Bureau of Labor Statistics, FRED, Zillow, CoStar
(1) Q1 2023 multifamily only excluding dispositions
(2) Includes Bismarck, ND, Grand Forks, ND, and Minot, ND
(3) Includes Billings, MT and Rapid City, SD
(4) As of Q1 2023
(5) Yardi Resident Screening data for approved applicants as of 4/14/2023

- 684k apartment homes in CSR portfolio markets, set against 22M total apartment homes in United States
- Centerspace resident rent-to-income ratio of 21%-23% by market compares to 30% United States median rent-to-income ratio

centerspacehomes.com

13

INNOVATION – PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT AND SUPPLY

Creditworthiness of residents produces strong rent collection rates; low unemployment in Centerspace portfolio markets can insulate performance in recessionary conditions



February 2023 Weighted Average Unemployment Rate
State Unemployment Rate Weighted by Home Count
2.7%
3.4%
3.4%
3.5%
3.5%
3.6%
3.6%
3.7%
3.9%
4.0%
4.4%
CSR
MAA
IRT
CPT
NXRT
United States
AIRC
UDR
AVB
EQR
ESS

Source: SNL, BLS

- Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collection rates.
- Centerspace's portfolio has the lowest weighted average unemployment rate among public multifamily companies across its markets

Measured supply pipeline in Centerspace portfolio markets allows the ability to drive rent growth and retain occupancy



Q1 2023 Weighted Average Under Construction % of Inventory
Metro Under Construction % Weighted by Home Count
4.3%
5.4%
5.4%
5.8%
6.7%
6.8%
7.8%
8.9%
9.2%
9.8%
ESS
EQR
AVB
CSR
UDR
AIRC
IRT
CPT
MAA
NXRT

Source: SNL, CoStar

- Less competition from new supply allows the ability to push rents while maintaining occupancy
- Among public multifamily companies, Centerspace's markets have the fourth lowest number of homes under construction as a percentage of total market inventory

centerspacehomes.com

14

SERVICE – ENHANCING RESIDENT EXPERIENCE AND OPTIMIZING REVENUE

VALUE-ADD HIGHLIGHTS

- Value-add opportunities to drive maximum revenue across the portfolio include home and common area renovations and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, and package locker solutions. Enhancements improve asset position within the market, maintain competitive advantage and keep up with market demand
- Value-add renovations enhance sustainability efforts by conserving water, reducing energy waste, and implementing environmentally friendly alternatives when able. ESG considerations include:
  - LED lighting
  - ENERGY STAR appliances
  - Updated countertops and cabinetry
  - Low-VOC paint
  - Cradle to Cradle flooring
  - Pollinator-friendly landscaping

IN-HOME VALUE-ADD RESULTS

	2020	2021	2022	2023 YTD
Homes Completed	404 homes	686 homes	945 homes	93 homes
Average Cost per Home[1]	$11,003	$14,259	$18,549	$13,151
Average Rent Increase[2]	$191	$222	$229	$192
Average Return[3]	21%	19%	15%	18%

(1) Does not include costs related to amenity or common area upgrades
(2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes
(3) Annualized Average Annual Rent Increase divided by Average Cost Per Home


BEFORE


AFTER

« Regency Park lobby renovation

Connelly on Eleven Interior Renovation »


BEFORE


AFTER

centerspacehomes.com

15

centerspacehomes.com 16 AI Leasing Assistant responds to email and text inquiries 24-hours a day Websites, resident and applicant portals, resident app, and robust CRM solution Full-service property management platform Mobile maintenance platform Electronic invoicing, vendor marketplace, and automated workflows Revenue management system for new leases and renewals Simplified utility management Renters insurance coverage Online learning management system tracks compliance and charts learning paths Complete talent acquisition and human resource management solution Smart home technology including locks, thermostats and leak sensors (at select communities.) Reputation management, local listing management, and social media management in one place Combines chat, email. video conferencing, data storage, and company intranet in a single environment Centerspace is committed to enhancing both productivity and customer experience through the use of effective software solutions. Beginning with a migration from MRI to Yardi as its property management platform in 2021, Centerspace has reviewed existing software solutions and implemented new technology to enhance automation, self-service delivery, and additional functionality. We are proud to partner with some of the best-in-class technology partners in the multifamily industry. SERVICE – TECHNOLOGY ENHANCEMENTS AND BEST-IN-CLASS PARTNERS New technology implementations enhance automation, self-service delivery and resident experience

centerspacehomes.com 17 66.58 62.88 58 60 62 64 66 68 Centerspace ORA Score National Property Average ORA Score 2022 J Turner ORA Score ORA TOP PERFORMERS Red 20 Apartments in Minneapolis, MN and Ironwood Apartments in New Hope, MN were named to the 2022 Elite 1% in the J Turner Research 2022 ORA Power Rankings report. This report highlights the nation’s top 1% of communities ranked by ORA. 3.38 3.49 3.51 3.61 3.68 3.25 3.3 3.35 3.4 3.45 3.5 3.55 3.6 3.65 3.7 01/01/2020 01/01/2021 01/01/2022 01/01/2023 04/01/2023 LIFETIME AVERAGE REPUTATION SCORES* (Overal l Scale of 5 .0) *All Current Properties Red 20 Ironwood SERVICE – ENHANCING CUSTOMER EXPERIENCE IS A CORE GOAL

centerspacehomes.com 18 ENVIRONMENTAL SOCIAL GOVERNANCE • Participated in the GRESB annual assessment to identify risks and opportunities and benchmark performance amongst real estate peers • Implemented an Environmental Management System (EMS) aligned with ISP 14001 to gather, track, and improve upon environmental data • Created ENERGY STAR portfolios for 100% of our portfolio to ensure we comply with environmental laws and regulations • Maintain a Supermajority Independent Board with 87.5% of board members being independent • Senior leadership team is 55.6% female – we were placed on the prestigious Honor Roll for the Minnesota Census of Women in Corporate Leadership for the third consecutive year • Received a #1 governance score from Institutional Shareholder Services • Donated to $74,832 to national, regional, and diversity-promoting charities • Named a Top Workplace by the Minneapolis Star Tribune for the third consecutive year • Maintain a strong Diversity, Equity, and Inclusion committee that upholds our DE&I Corporate Policy • Team members completed 1,676 volunteer hours in 2022 ENGAGEMENT – ESG HIGHLIGHTS AWARDS AND RECOGNITION LEADING ORGANIZATION IN DIVERSITY, EQUITY, AND INCLUSION TOP WORKPLACE FOR THREE CONSECUTIVE YEARS EIGHT MADACS AWARDS IN 2022

centerspacehomes.com 19 EXECUTIVE MANAGEMENT TEAM Anne Olson President and CEO Bhairav Patel EVP and CFO ISS rated top score of 1 - indicating highest quality corporate governance practices and lowest governance risk BOARD OF TRUSTEES John A. Schissel Since 2016 Mary J. Twinem Since 2018 Rodney Jones-Tyson Since 2022 Jeffrey P. Caira Since 2015 Michael T. Dance Since 2016 Mark O. Decker Jr. Since 2017 Emily Nagle Green Since 2018 Linda J. Hall Since 2011 Anne Olson Since 2023 ENGAGEMENT – BEST-IN-CLASS GOVERNANCE

centerspacehomes.com 20 APPENDIX

centerspacehomes.com 21 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation. Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long- term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods. Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

RECONCILIATION TO NON-GAAP MEASURES

	Three Months Ended				
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Funds From Operations					
Net (loss) income available to common shareholders	41,964	(3,613)	(2,130)	(4,598)	(10,196)
Adjustments:					
Noncontrolling interests – Operating Partnership and Series E preferred units	8,566	(753)	(439)	(950)	(2,157)
Depreciation and amortization of real property	25,993	25,768	23,720	24,768	31,001
Less depreciation – non real estate	(91)	(91)	(94)	(101)	(101)
Less depreciation – partially owned entities	(19)	(19)	(18)	(7)	(21)
Loss (gain) on depreciable property sales	(60,159)	(14)	—	(27)	—
FFO applicable to common shares and Units	**$ 16,254**	**$ 21,278**	**$ 21,039**	**$ 19,085**	**$ 18,526**
Adjustments to Core FFO:					
Casualty loss (recovery)	13	20	46	163	25
Loss on extinguishment of debt	—	—	—	5	—
Technology implementation costs(1)	—	89	234	447	103
Interest rate swap termination, amortization, and mark-to-market	138	104	204	205	(613)
Amortization of assumed debt	(116)	(117)	(116)	(116)	(115)
Pursuit costs	5	137	38	1,127	—
Severance and transition related costs	3,199	—	—	—	—
Other miscellaneous items(2)	49	(28)	17	100	(4)
Core FFO applicable to common shares and Units	**$ 19,542**	**$ 21,483**	**$ 21,462**	**$ 21,016**	**$ 17,922**
FFO applicable to common shares and Units	$ 16,254	$ 21,278	$ 21,039	$ 19,085	$ 18,526
Dividends to preferred unitholders	160	160	160	160	160
FFO applicable to common shares and Units - diluted	$ 16,414	$ 21,438	$ 21,199	$ 19,245	$ 18,686
Core FFO applicable to common shares and Units	$ 19,542	$ 21,483	$ 21,462	$ 21,016	$ 17,922
Dividends to preferred unitholders	160	160	160	160	160
Core FFO applicable to common shares and Units - diluted	$ 19,702	$ 21,643	$ 21,622	$ 21,176	$ 18,082
Per Share Data					
Net income (loss) per share and Unit - diluted	$ 2.76	$ (0.24)	$ (0.14)	$ (0.30)	$ (0.68)
FFO per share and Unit - diluted	$ 0.89	$ 1.16	$ 1.13	$ 1.02	$ 1.01
Core FFO per share and Unit - diluted	$ 1.07	$ 1.17	$ 1.15	$ 1.12	$ 0.98
Weighted average shares - basic	15,025	15,027	15,373	15,369	15,097
Effect of redeemable operating partnership Units	968	974	984	995	965
Effect of Series D preferred units	228	228	228	228	228
Effect of Series E preferred units	2,118	2,185	2,186	2,186	2,186
Effect of dilutive restricted stock units and stock options	20	9	30	48	66
Weighted average shares and Units - diluted	18,359	18,423	18,801	18,826	18,542

1) Costs are related to a two-year implementation.
(2) Consists of (gain) loss on investments.

centerspacehomes.com

22

RECONCILIATION TO NON-GAAP MEASURES

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, and adjustments for non-routine items. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses.

	Three Months Ended				
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Adjusted EBITDA[1]					
Net income (loss) attributable to controlling interests	$ 43,571	$ (2,006)	$ (523)	$ (2,991)	$ (8,589)
Adjustments:					
Dividends to Series D preferred unitholders	160	160	160	160	160
Noncontrolling interests – Operating Partnership	8,566	(753)	(439)	(950)	(2,157)
Income (loss) before noncontrolling interests – Operating Partnership	$ 52,297	$ (2,599)	$ (802)	$ (3,781)	$ (10,586)
Add:					
Interest expense	10,305	9,589	7,856	7,547	7,700
Loss on extinguishment of debt	—	—	—	5	—
Depreciation/amortization related to real estate investments	25,971	25,747	23,699	24,759	30,980
Non-cash casualty (gain) loss	13	20	46	163	25
Impairment of real estate investments	—	—	—	—	—
Interest income	(92)	(92)	(82)	(74)	(464)
Gain on sale of real estate and other investments	(60,159)	(14)	—	(27)	—
Technology implementation costs[1]	—	89	234	447	103
Interest rate swap termination and mark-to-market	—	—	—	18	(582)
Pursuit costs	5	137	38	1,127	—
Severance and transition related costs	3,199	—	—	—	—
Other miscellaneous items[2]	49	(28)	17	100	(4)
Adjusted EBITDA	$ 31,588	$ 32,849	$ 31,006	$ 30,284	$ 27,172

(1) Costs are related to a two-year implementation.
(2) Consists of (gain) loss on investments.

centerspacehomes.com

23